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                                                                   Exhibit 10.1

                     FIRST AMENDMENT TO CREDIT AGREEMENT

   THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), is dated as of May 11, 1995 and is effective as of May 8, 1995 (the "Effective Date") is entered into by and among DREYER'S GRAND ICE CREAM, INC., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), ABN AMRO BANK N.V., San Francisco International Branch as Co-Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks.


                                   RECITALS

   A. The Company, Banks, the Co-Agent and the Agent are parties to an Amended and Restated Credit Agreement dated as of December 13, 1994, (the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

   B. On April 27, 1995, Bank of America National Trust and Savings Association and ABN AMRO Bank N.V., as Assignors, assigned and delegated portions of their rights and duties in the Credit Agreement to Credit Suisse.

   C. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

   D. The Banks are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

   NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

   1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

   2.  Amendments to Credit Agreement.

       (a) Section 7.11(c) of the Credit Agreement shall be amended to provide as follows:

      "(c) during the Share Purchase Period purchase its common stock for immediate retirement up to an aggregate purchase price of $135,000,000 or an aggregate purchase of 5,000,000 shares, whichever first occurs;"

   3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:


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       (a)  No Default or Event of Default has occurred and is continuing.

       (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

       (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

       (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

   4. Conditions Precedent. This Amendment will be executed after satisfaction of all of the following conditions precedent:

       (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

       (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

       (c) The Banks, through the Agent, have received from the Company the amount of One Hundred Thousand Dollars ($100,000) to be shared among the Banks on a pro rata basis, representing payment in full of a non-refundable amendment fee, which amount the Company hereby covenants to pay to the Banks on demand.

   5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.




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   6.  Miscellaneous.

       (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

       (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

       (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

       (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

       (e) This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

       (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                                 DREYER'S GRAND ICE CREAM, INC.


                                                 By: /s/ WILLIAM C. COLLETT
                                                    ---------------------------
                                                 Name:   William C. Collett
                                                      -------------------------
                                                 Title:  Treasurer
                                                       ------------------------


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                                                 BANK OF AMERICA NATIONAL TRUST
                                                 AND SAVINGS ASSOCIATION,
                                                 as Agent


                                                 By: /s/ CHRISTINE CORDI
                                                     --------------------------
                                                 Name:   Christine Cordi
                                                 Title:  Vice President




                                                 ABN AMRO BANK N.V.,
                                                 as Co-Agent


                                                 By: /s/ GINA M. BRUSATORI
                                                     -------------------------
                                                 Name:   Gina M. Brusatori
                                                 Title:  Vice President


                                                 By: /s/ DIANNE D. WAGGONER
                                                     -------------------------
                                                 Name:   Dianne D. Waggoner
                                                 Title:  Group Vice President




                                                 BANK OF AMERICA NATIONAL TRUST
                                                 AND SAVINGS ASSOCIATION, as a
                                                 Bank


                                                 By: /s/ MICHAEL J. DASHER
                                                     --------------------------
                                                 Name:   Michael J. Dasher
                                                 Title:  Vice President




                                                 ABN AMRO BANK N.V., as a Bank


                                                 By: /s/ GINA M. BRUSATORI
                                                     --------------------------
                                                 Name:   Gina M. Brusatori
                                                 Title:  Vice President


                                                 By: /s/ DIANNE D. WAGGONER
                                                     --------------------------
                                                 Name:   Dianne D. Waggoner
                                                 Title:  Group Vice President


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                                                 CREDIT SUISSE


                                                 By: /s/ DAVID J. WORTHINGTON
                                                     --------------------------
                                                 Name:   David J. Worthington
                                                 Title:  Member of Senior
                                                         Management


                                                 By: /s/ MARLOU PALENZUELA
                                                     --------------------------
                                                 Name:   Marlou Palenzuela
                                                 Title:  Member of Senior
                                                         Management



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